Exhibit 10.18
SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement (this “Agreement”) dated as of October 29, 2021, is among Chesapeake Energy Corporation, an Oklahoma corporation (the “Borrower”), each of the Guarantors hereto, each of the Lenders (as defined below) party hereto, MUFG Bank, LTD., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), and MUFG Union Bank, N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns, the “Collateral Agent”).
RECITALS
A.    The Borrower, the Administrative Agent, the Collateral Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of February 9, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2021, and as amended, restated, modified, and supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested, and the Majority Lenders and the Required Lenders, as applicable, have agreed, to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein as provided in this Agreement and the Required Lenders have agreed to affirm the Borrowing Base.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Agreement and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Each capitalized term which is defined in the Credit Agreement but which is not defined in this Agreement, shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Agreement refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. On the Second Amendment Effective Date (as defined below), the following amendments shall become effective.
2.1    The definition of “Approved Counterparty” in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender and (b) any other Person if such Person or its credit support provider has a long term senior unsecured debt rating (or, if no such rating exists, an issuer rating) of BBB+ (or its equivalent) or higher by S&P and Baa1 (or its equivalent) or higher by Moody’s at the time such Person entered into the applicable Swap Agreement.
2.2    The definition of “Distributable Free Cash Flow” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.

2.3    The definition of “EBITDAX” in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“EBITDAX” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, (c) depletion, depreciation and amortization expense, (d) any loss on Dispositions of assets or retirement of debt and other non-recurring cash losses, charges or expenses (including those resulting from restructurings, divestitures and severances) (but the amount of non-recurring cash losses, charges or expenses added back pursuant to this clause (d) for any period shall not exceed 5% of EBITDAX (before giving effect to this addition for non-recurring cash losses, charges or expenses) for such period), (e) any other non-cash charge, non-cash expenses or non-cash losses of any Group Member for such period (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or reserve for cash charges for any future period) including non-cash losses or charges resulting from the requirements of SFAS 133 or 143 (in each case used in this definition, as the same has been and may be amended, supplemented and replaced), but cash payments made during such period or in any future period in respect of such non-cash charges, expenses or losses (other than any such excluded charge, expense or loss as described above) shall be subtracted from Consolidated Net Income in calculating EBITDAX for the period in which such payments were made, (f) any fees, expenses and other transaction costs (whether or not such transactions were consummated) which are incurred through June 30, 2021 in connection with fresh start accounting, the Chapter 11 Cases, the Transactions, the Plan of Reorganization, the transactions contemplated thereby and any other reorganization items and restructuring costs, (g) any expense or loss in respect of a Qualifying VPP (other than any expense or loss in respect of the marketing of production related to any VPP Properties) and (h) exploration expenses, minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income, (ii) any gains on Dispositions of assets or retirement of debt and other non-recurring cash income or gains (including those resulting from restructurings, divestitures and severances) and (iii) any other non-cash income or gain (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (e) above), including any non-cash income or gains resulting from the requirements of SFAS 133 or 143, all as determined on a consolidated basis in accordance with GAAP and (iv) any income or gain in respect of a Qualifying VPP (other than any income or gain in respect of the marketing of production related to any VPP Properties).

For purposes of calculating EBITDAX for any Rolling Period, if any Group Member shall have (a) made any Investment in any Unrestricted Subsidiary, (b) made any acquisition or Disposition of assets other than from or to another Group Member, (c) consolidated or merged with or into any Person (other than another Group Member), (d) Disposed of the equity interests of a Group Member other than from or to another Group Member, or (e) made any acquisition of a Person that becomes a Group Member, then EBITDAX shall be calculated on a Pro Forma Basis; but the Borrower may elect not to calculate EBITDAX on a Pro Forma Basis with respect to any one or more Investments, acquisitions, Dispositions, consolidations and mergers during a Rolling Period if the same would not reasonably be expected to increase or decrease EBITDAX for such Rolling Period by more than 5%; provided that the calculations of such pro forma adjustments are acceptable to the Administrative Agent in its reasonable discretion.

For purposes of calculating EBITDAX for the fiscal quarter of the Borrower ending December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, (a) EBITDAX for the Rolling Period ending December 31, 2020 and up to but not including March 31, 2021 shall be an amount equal to EBITDAX for the fiscal quarter ending on such date multiplied by 4, (b) EBITDAX for the Rolling Period ending March 31, 2021 and up to but not including June 30, 2021 shall be an amount equal to EBITDAX for the fiscal quarter ending on such date multiplied by 4, (c) EBITDAX for the Rolling Period ending June 30, 2021 and up to but not including September 30, 2021 shall be an amount equal to EBITDAX for the two fiscal quarter period ending on such date multiplied by 2 and, (d) EBITDAX for the Rolling Period ending September 30, 2021 and up to but not including December 31, 2021 shall be an amount equal to EBITDAX for the three fiscal quarter period ending on such date multiplied by 4/3. For the avoidance of doubt, each fiscal quarter thereafter, EBITDAX shall be equal to EBITDAX for any Rolling Period then ending.
2.4     The definition of “Free Cash Flow” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.
2.5    The definition of “Free Cash Flow Utilizations” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.
2.6    The definition of “Specified Period” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.
2.7    Amendment of Section 8.01(d). Section 8.01(d) is hereby amended and restated in its entirety as follows:
(d)    Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of a Responsible Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) the calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with the Financial Performance Covenants (other than the Consolidated Secured Indebtedness Coverage Ratio) as at the end of such fiscal year or period, as the case may be, (ii) a specification of any change in the identity of the Restricted Subsidiaries, Material Subsidiaries, Guarantors and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries, Material Subsidiaries, Guarantors and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Effective Date or the most recent fiscal year or period, as the case may be, (iii) change in (w) the jurisdiction in which the Borrower or any Restricted Subsidiary is incorporated, formed, or otherwise organized, (x) the location of the Borrower’s or any Restricted Subsidiary’s chief executive office, (y) the Borrower’s or any Guarantor’s identity or corporate, limited liability or partnership structure, or (z) the Borrower’s or any Restricted Subsidiary’s organizational identification number in such jurisdiction of organization or federal taxpayer identification number, (iv) reasonably detailed calculations demonstrating compliance with Section 8.19 and with Section 9.18, (v) at the time of the delivery of the financial statements provided for in Section 8.01(a), reasonably detailed calculations demonstrating the value of Adjusted Consolidated Net Tangible Assets as of the last day of the relevant period; provided that the first delivery of the calculations demonstrating the value of Adjusted Consolidated Net Tangible Assets shall not be required to be delivered at the time of the first delivery of the financial statements provided for in Section 8.01(a) and shall instead be delivered at the time of the first delivery of the financial statements provided for in Section 8.01(b).
2.8    Amendment of Section 9.04(f). Section 9.04(f) is hereby amended and restated in its entirety as follows:
(f)    the Borrower may make Restricted Payments, so long as (A) after giving pro forma effect thereto, (x) Availability is at least 20% of the Loan Limit then in effect and (y) the Consolidated Total Net Leverage Ratio is less than or equal to 2.00 to 1.00 on a Pro Forma Basis, (B) at the time of and immediately after giving effect thereto, no Event of Default or Borrowing Base Deficiency exists and is continuing and (C) the Borrower represents and warrants to the Lenders on the date that such Restricted Payment is made that clauses (A) and (B) of this Section 9.04(f) shall be true and correct;
2.9    Amendment of Section 9.05(a)(iv). Section 9.05(a)(iv) is hereby amended and restated in its entirety as follows:
(iv) so long as (A) after giving pro forma effect thereto, (x) Availability is at least 20% of the Loan Limit then in effect and (y) the Consolidated Total Net Leverage Ratio is less than or equal to 2.00 to 1.00 on a Pro Forma Basis, (B) at the time of and immediately after giving effect thereto, no Event of Default or Borrowing Base Deficiency exists and is continuing and (C) the Borrower represents and warrants to the Lenders on the date that such prepayment, repurchase, redemption or defeasement is made that clauses (A) and (B) of this Section 9.05(a)(iv) shall be true and correct.
2.10    Amendment of Section 9.06(r). Section 9.06(r) is hereby amended and restated in its entirety as follows:
(r)    other Investments so long as (A) after giving pro forma effect thereto, (x) Availability is at least 20% of the Loan Limit then in effect and (y) the Consolidated Total Net Leverage Ratio is less than or equal to 2.00 to 1.00 on a Pro Forma Basis, (B) at the time of and immediately after giving effect thereto, no Event of Default or Borrowing Base Deficiency exists and is continuing and (C) the Borrower represents and warrants to the Lenders on the date that such Investment is made that clauses (A) and (B) of this Section 9.06(r) shall be true and correct.

2.11    Amendment of Section 11.05. A new Section 11.05(c) is hereby added to the Credit Agreement to read as follows:
(c)    Notwithstanding any provision to the contrary contained in this Agreement or any other Loan Document, in the event that the Lender serving as Administrative Agent or Collateral Agent assigns all of its rights and obligations under this Agreement (including its Commitment and the Loans at the time owing to it) to any Affiliate of such Lender pursuant to Section 12.04(b), the Administrative Agent or Collateral Agent, as applicable, may assign all of its rights, duties, powers and obligations in its capacity as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents to such Affiliate, without any requirement for the consent of the Borrower, any Lender, any other party to this Agreement or any other Secured Party; provided, that the Administrative Agent or Collateral Agent, as applicable, shall promptly notify the Borrower and the Lenders of such assignment and the identity of the successor Administrative Agent or Collateral Agent, as applicable. Upon the effectiveness of such assignment, such Affiliate shall succeed to and become vested with all of the rights, powers, privileges and duties of the assigning Administrative Agent or assigning Collateral Agent, as applicable (other than any rights to indemnity payments owed to the assigning Administrative Agent or assigning Collateral Agent, as applicable), and the assigning Administrative Agent or assigning Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to such successor Administrative Agent or successor Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the effectiveness of such assignment, the provisions of this Article and Section 12.03 shall continue in effect for the benefit of such assigning Administrative Agent, such assigning Collateral Agent, their respective sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the assigning Administrative Agent or assigning Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable.
Section 3.    Additional Amendments to Credit Agreement. On the Section 3 Amendment Effective Date (as defined below), the following amendments shall become effective.
3.1    Amendment of Section 2.07(f). Section 2.07(f) is hereby amended and restated in its entirety as follows:
(f)    Reduction of Borrowing Base Upon Issuance of Permitted Specified Debt. Upon the issuance of any Permitted Additional Debt (but only to the extent required by Section 9.02(v)) or Other Secured Debt (in each case, other than any Permitted Refinancing Indebtedness in respect thereof) (the “Specified Additional Debt”) after the Effective Date by the Borrower or any Guarantor, the Borrowing Base

then in effect shall be automatically reduced by an amount equal to (i) 0.25 multiplied by (ii) the stated principal amount of such Indebtedness (without regard to any initial issue discount), and, in each case, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank, and the Lenders on such date until the next redetermination or adjustment of the Borrowing Base pursuant to this Agreement.
3.2    Amendment of Section 9.02(v). Section 9.02(v) is hereby amended and restated in its entirety as follows:
(v)    Permitted Additional Debt at any time outstanding, if immediately after giving effect to the incurrence of such Indebtedness, (1) no Default or Event of Default has occurred and is continuing or would result therefrom, (2) after giving pro forma effect to the incurrence of such Indebtedness, the Consolidated Total Net Leverage Ratio shall be no greater than 3.00 to 1.00 on a Pro Forma Basis, and (3) the Borrower shall be in compliance on a Pro Forma Basis with the Financial Performance Covenants, and any Permitted Refinancing Indebtedness issued or incurred to refinance such Indebtedness; provided, that, to the extent that after giving pro forma effect to the incurrence of such Indebtedness (other than Permitted Refinancing Indebtedness) the Consolidated Total Net Leverage Ratio is greater than 1.50 to 1.00 on a Pro Forma Basis, the Borrowing Base in effect on the date of issuance shall be reduced by the amount equal to 25% of the principal amount of such Indebtedness (other than Permitted Refinancing Indebtedness) in accordance with Section 2.07(f);
Section 4.    Borrowing Base. The Required Lenders hereby agree that, for the period from and including the Borrowing Base Redetermination Effective Date (as defined below) until the next Redetermination Date or other adjustment pursuant to the Borrowing Base Adjustment Provisions, whichever occurs first, the Borrowing Base shall be $2,500,000,000. The redetermination of the Borrowing Base contained in this Section 3 is the September 15, 2021 Scheduled Redetermination and this Agreement is the New Borrowing Base Notice. The Borrower hereby confirms receipt of the New Borrowing Base Notice pursuant to Section 2.07(d) of the Credit Agreement and, notwithstanding any provision of the Credit Agreement to the contrary, the Borrowing Base, as redetermined by this Agreement, shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank and the Lenders on the Borrowing Base Redetermination Effective Date.
Section 5.    Effectiveness.
5.1    The amendments to the Credit Agreement set forth in Section 2 shall become effective on the date (such date, the “Second Amendment Effective Date”) on which each of the conditions set forth in this Section 5.1 are satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
(i)    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from (a) the Borrower, (b) the Administrative Agent, (c) the Collateral Agent, and (d) Lenders constituting at least the Majority Lenders indicating each such Lender’s consent to the amendments to the Credit Agreement set forth in Section 2.
(ii)    The Borrower shall have paid all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 12.03 of the Credit Agreement or any other Loan Document to the extent that such out-of-pocket expenses have been invoiced at least 3 Business Day prior to the Second Amendment Effective Date.
(iii)    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately before and after giving effect to the terms of this Agreement.
(iv)    All representations and warranties made by any Credit Party in the Credit Agreement or in the other Loan Documents are, to the knowledge of a Responsible Officer of the Borrower, true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall be true and correct in all respects.
5.2    The amendments to the Credit Agreement set forth in Section 3 shall become effective on the date (such date, the “Section 3 Amendment Effective Date”) on which each of the following conditions set forth in this Section 5.2 are satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
(i)    All conditions set forth in Section 5.1 have been satisfied.
(ii)    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from (a) the Borrower, (b) the Administrative Agent, (c) the Collateral Agent, and (d) the Lenders constituting Required Lenders indicating each such Lender’s consent to the amendments to the Credit Agreement set forth in Section 3.
5.3    The redetermination of the Borrowing Base set forth in Section 4 shall become effective on the date (such date, the “Borrowing Base Redetermination Effective Date”) on which each of the following conditions set forth in this Section 5.2 are satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
(i)    All conditions set forth in Section 5.1 have been satisfied.

(ii)    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement from (a) the Borrower, (b) the Administrative Agent, (c) the Collateral Agent, and (d) the Lenders constituting Required Lenders indicating each such Lender’s consent to the redetermination of the Borrowing Base set forth in Section 4.
Section 6.    Miscellaneous.
6.1    (a) On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Agreement; (b) the execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
6.2    Neither the execution by the Administrative Agent, the Collateral Agent or the Lenders of this Agreement, nor any other act or omission by the Administrative Agent, the Collateral Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent, the Collateral Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively “Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, the Collateral Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument except as expressly set forth in Section 2 and Section 3; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent, the Collateral Agent or the Lenders to any Violations.
6.3    Each Credit Party hereby acknowledges the terms of this Agreement and represents and warrants to the Lenders that as of the Second Amendment Effective Date, after giving effect to the terms of this Agreement: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
6.4    Each Credit Party hereby (in each case after giving effect to this Agreement) (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and, in the case of any such Credit Party, each grant of security interests and liens in favor of the Collateral Agent, any Lender or any other Secured Party, as the case may be, under each Loan Document to which it is a party, (ii) in the case of any such Credit Party, agrees and acknowledges that the Liens in favor of Collateral Agent or any Secured Party under each Loan Document to which it is party constitute valid, binding, enforceable and perfected first priority liens and security interests (subject only to Permitted Liens) securing the Obligations and are not subject to avoidance, disallowance or subordination pursuant to any applicable law except as may be agreed in writing by the Collateral Agent or otherwise permitted by the Loan Documents, (iii) agrees and acknowledges that the Loan Documents to which it is a party constitute legal, valid and binding obligations of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principals of equity (whether considered in a proceeding in equity or law), and (iv) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents. Each Credit Party acknowledges and agrees that any of the Loan Documents to which it is party or is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principals of equity (whether considered in a proceeding in equity or law), and shall not be impaired or limited by the execution or effectiveness of this Agreement.
6.5    This Agreement is a Loan Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
6.6    THE LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.7    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

CHESAPEAKE ENERGY CORPORATION, as the Borrower

By:	/s/ Domenic J. Dell'Osso, Jr.
Name:	Domenic J. Dell'Osso, Jr.
Title:	President, Chief Executive Officer and Chief Financial Officer
[Signature Page - Second Amendment to the Credit Agreement]

CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as general partner of
CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as the general partner of
EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
WINTER MOON ENERGY CORPORATION
BRAZOS VALLEY LONGHORN, L.L.C.
BURLESON SAND LLC
BURLESON WATER RESOURCES, LLC
ESQUISTO RESOURCES II, LLC
PETROMAX E&P BURLESON, LLC
WHE ACQCO., LLC
WHR EAGLE FORD LLC
WILDHORSE RESOURCES II, LLC
WILDHORSE RESOURCES MANAGEMENT COMPANY, LLC, each as a Guarantor

By:	/s/ Domenic J. Dell'Osso, Jr.
Name:	Domenic J. Dell'Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature Page - Second Amendment to the Credit Agreement]

MUFG BANK, LTD., as Administrative Agent

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

MUFG UNION BANK, N.A., as an Issuing Bank, a Tranche A Lender and Collateral Agent

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

[Signature Page - Second Amendment to the Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Bank and a Tranche A Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Managing Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

JPMORGAN CHASE BANK, N.A., as Issuing Bank and a Tranche A Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Authorized Signatory

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

[Signature Page - Second Amendment to the Credit Agreement]

BANK OF AMERICA, N.A., as Issuing Bank and a Tranche A Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

BMO HARRIS BANK, N.A., as Issuing Bank and a Tranche A Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

Consenting to: Amendments in Section 2 Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

[Signature Page - Second Amendment to the Credit Agreement]

CITIBANK, N.A., as Issuing Bank and a Tranche A Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

MIZUHO BANK, LTD., as a Tranche A Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

[Signature Page - Second Amendment to the Credit Agreement]

ROYAL BANK OF CANADA, as Issuing Bank and a Tranche A Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

ABN AMRO CAPITAL USA LLC, as a Tranche A Lender

By:	/s/ John Sullivan
Name:	John Sullivan
Title:	Managing Director

By:	/s/ Kelly Hall
Name:	Kelly Hall
Title:	Director

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

[Signature Page - Second Amendment to the Credit Agreement]

GOLDMAN SACHS BANK USA, as a Tranche A Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4

MORGAN STANLEY SENIOR FUNDING, INC., as a Tranche A Lender

By:	/s/ Rikin Pandya
Name:	Rikin Pandya
Title:	Vice President

Consenting to: X Amendments in Section 2 X Amendments in Section 3 X Redetermination of the Borrowing Base in Section 4
[Signature Page - Second Amendment to the Credit Agreement]